(GRAPHICS)
FIRST SECURITY BENEFIT LIFE INSURANCE         ADVISORDESIGNS(R) VARIABLE ANNUITY
AND ANNUITY COMPANY OF NEW YORK               APPLICATION

ISSUED BY FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new SecureDesigns(R) Variable Annuity
Contract. Please type or print.

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
1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type:         [ ] Non-Qualified  [ ] 403(b) TSA  [ ] Traditional IRA  [ ] Roth IRA

Initial Contribution $__________________________

FOR IRAS ONLY: Current Year $______________________ Prior Year $________________ Rollover $_____________________
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant _________________________________________________________________________ [ ] Male  [ ] Female
                  First                 MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number __________________________________________
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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant

Name of Contractowner _____________________________________________________________________ [ ] Male  [ ] Female
                      First             MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number ________________________________
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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner _______________________________________________________________________ [ ] Male  [ ] Female
                      First             MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number __________________________________________
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

FSB 217 (6-07)                       AdvisorDesigns 14-90016-08 2009/05/01 (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.
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PRIMARY BENEFICIARY NAME         SOCIAL SECURITY NO.  DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
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1.
2.
3.
4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

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CONTINGENT BENEFICIARY NAME     SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
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1.
2.
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

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6. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If yes, please list the following for all life insurance or annuity contracts to be replaced:

       CURRENT CARRIER NAME                      CONTRACT/POLICY NUMBER
_________________________________________    ________________________________
_________________________________________    ________________________________
_________________________________________    ________________________________
_________________________________________    ________________________________

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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

INCOME RIDERS:
  [ ] Guaranteed Minimum Income Benefit (1)
      [ ] 3%  [ ] 5%

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
  [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDERS:
      [ ] 3%  [ ] 4% [ ] 5%
SURRENDER CHARGE RIDERS:

  [ ] 0-year Alternate Withdrawal Charge Rider
  [ ] 4-year Alternate Withdrawal Charge Rider

GUARANTEED WITHDRAWAL BENEFITS RIDERS:
  [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%
  [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%
  [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

(1) Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccounts even if you select a rider that calculates benefits based upon a rate of 5%. If you expect to invest significantly in that Account, you may want to select a rate of 3%. Otherwise, you may pay for a higher rate without realizing the benefit.
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FSB 217 (6-07)                       AdvisorDesigns 14-90016-08 2009/05/01 (2/4)

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8. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%
---% AIM V.I. Capital Appreciation             ---% Rydex VT Banking
---% AIM V.I. International Growth             ---% Rydex VT Basic Materials
---% AIM V.I. Mid Cap Core Equity              ---% Rydex VT Biotechnology
---% Direxion Dynamic VP HY Bond               ---% Rydex VT Commodities Strategy
---% Dreyfus VIF International Value           ---% Rydex VT Consumer Products
---% Federated Fund for U.S. Government        ---% Rydex VT Dow 2x Strategy
     Securities II                             ---% Rydex VT Electronics
---% Federated High Income Bond II             ---% Rydex VT Energy
---% Fidelity(R) VIP Contrafund(R)             ---% Rydex VT Energy Services
---% Fidelity(R) VIP Growth Opportunities      ---% Rydex VT Essential Portfolio
---% Fidelity(R) VIP Index 500                      Aggressive
---% Fidelity(R) VIP Investment Grade Bond     ---% Rydex VT Essential Portfolio
---% Franklin Small-Mid Cap Growth                  Conservative
     Securities                                ---% Rydex VT Essential Portfolio
---% Neuberger Berman AMT Guardian                  Moderate
---% Neuberger Berman AMT Partners             ---% Rydex VT Europe 1.25x Strategy
---% Oppenheimer Main Street                   ---% Rydex VT Financial Services
     Small Cap Fund(R)/VA                      ---% Rydex VT Government Long Bond 1.2x
---% PIMCO VIT Low Duration                         Strategy
---% PIMCO VIT Real Return                     ---% Rydex VT Health Care
---% PIMCO VIT Total Return                    ---% Rydex VT International Opportunity
---% RVT CLS AdvisorOne Amerigo                ---% Rydex VT Internet
---% RVT CLS AdvisorOne Berolina               ---% Rydex VT Inverse Dow 2x Strategy
---% RVT CLS AdvisorOne Clermont               ---% Rydex VT Inverse Government
---% Rydex VT All-Cap Opportunity                   Long Bond Strategy
                                               ---% Rydex VT Inverse Mid-Cap Strategy

---% Rydex VT Inverse NASDAQ-100 Strategy      ---% Rydex VT SmallCap 600 Pure
---% Rydex VT Inverse Russell 2000(R)               Growth
     Strategy                                  ---% Rydex VT SmallCap 600 Pure
---% Rydex VT Inverse S&P 500 Strategy              Value
---% Rydex VT Japan 2x Strategy                ---% Rydex VT Strengthening Dollar
---% Rydex VT Leisure                               2x Strategy
---% Rydex VT Mid-Cap 1.5x Strategy            ---% Rydex VT Technology
---% Rydex VT Multi-Cap Core Equity            ---% Rydex VT Telecommunications
---% Rydex VT Multi-Hedge Strategies           ---% Rydex VT Transportation
---% Rydex VT NASDAQ-100                       ---% Rydex VT U.S. Government Money
---% Rydex VT NASDAQ-1002x Strategy                 Market
---% Rydex VT Nova                             ---% Rydex VT Utilities
---% Rydex VT Precious Metals                  ---% Rydex VT Weakening Dollar 2x
---% Rydex VT Real Estate                           Strategy
---% Rydex VT Retailing                        ---% SBL All Cap Value
---% Rydex VT Russell 2000(R) 1.5x Strategy    ---% SBL Global
---% Rydex VT Russell 2000(R) 2x Strategy      ---% SBL Large Cap Value
---% Rydex VT S&P 500 2x Strategy              ---% SBL Mid Cap Growth
---% Rydex VT S&P 500 Pure Growth              ---% SBL Mid Cap Value
---% Rydex VT S&P 500 Pure Value               ---% SBL Small Cap Value
---% Rydex VT S&P MidCap 400 Pure Growth       ---% Templeton Developing Markets
---% Rydex VT S&P MidCap 400 Pure Value             Securities
                                               ---% Templeton Foreign Securities
                                               ---% Van Kampen LIT Government
                                               ---% Wells Fargo Advantage
                                                    Opportunity VT
                                               MUST TOTAL 100%
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

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9. SALARY REDUCTION INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY
REDUCTION.
The Employee's salary will be reduced by the sum of: $ ________________ or ________________ % per pay period

Beginning: ____________________________________ [ ] Please skip the following month(s):___________________________
           Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name _____________________________________________________________________________________________________

Mailing Address ___________________________________________________________________________________________________
                 Street Address                           City             State                  ZIP Code

Billing Statement Address _________________________________________________________________________________________
(if different from above)  Street Address                 City             State                  ZIP Code
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

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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

FSB 217 (6-07)                       AdvisorDesigns 14-90016-08 2009/05/01 (3/4)

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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x________________________________________________    ___________________________
 Signature of Owner           Date (mm/dd/yyyy)      Signed at (City/State)

x________________________________________________
 Signature of Joint Owner     Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments: ______________________________________________________________________
________________________________________________________________________________

Print Name of Representative ___________________________________________________

x_______________________________________________________________________________
 Signature of Representative                                   Date (mm/dd/yyyy)

Address ________________________________________________________________________
        Street Address        City                  State               ZIP Code

Daytime Phone Number ______________________ Email Address ______________________

Security Benifit Representative Number ____________________________

Print Name of Broker/Dealer ____________________________________________________

For Registered Representative's Use Only
Option:  [ ] A   [ ] B (default) [ ] C  [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A CONTRACT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a contract.

What this means to you: When you purchase a contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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       Mail to: First Security Benefit Life Insurance and Annuity Company
 of New York o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 217 (6-07)                       AdvisorDesigns 14-90016-08 2009/05/01 (4/4)